Exhibit 99.1

Differential Brands Group to Acquire Majority of North American Division of Global Brands Group for $1.38 Billion

-      Will create leading North American consumer platform generating revenues in excess of $2.3 Billion

Los Angeles – (BUSINESSWIRE) – June 27, 2018 – Differential Brands Group Inc. (the “Company” or “Differential”) (NASDAQ:DFBG), a portfolio of global consumer brands comprised of Hudson, Robert Graham and SWIMS, today announced that it has entered into a definitive purchase agreement with Global Brands Group Holding Limited, a Hong Kong listed company (SEHK Stock Code: 787) (“GBG”), to acquire a significant part of GBG’s North American licensing business (the “GBG Business”), comprised of licensed brands such as Disney, Star Wars, Calvin Klein, Under Armour, Tommy Hilfiger, BCBG, bebe, Joe’s, Buffalo David Bitton, Frye, Michael Kors, Cole Haan and Kenneth Cole, for a purchase price of $1.38 billion, subject to adjustment (the “Transaction”). It is anticipated that upon closing, DFBG will have in excess of $2.3 billion in pro forma annual revenue comprised of branded men’s, women’s, and kid’s apparel, along with accessories that will be distributed to a diversified base of consumers across all retail and digital channels. The acquisition is expected to close in the third quarter of 2018.

William Sweedler, Chairman of the Board of Directors of Differential Brands Group (the “Board”) and Managing Partner of Tengram Capital Partners LP (“Tengram”), which played a pivotal role in bringing the parties together and getting the Transaction to signing, stated, “On behalf of the Board, I am thrilled that we were able to structure a transaction with the Fung family to acquire one of the leading branded consumer soft goods companies in North America with a world class management team led by Jason Rabin.” Mr. Sweedler continued, “Jason and his team plan to invest significant capital into this Transaction, which will transform Differential into a large scale North American branded platform.” Jason Rabin, current President of GBG North America stated, “We are thrilled to join Differential Brands Group and lead our combined platform by leveraging our expansive infrastructure, distribution and sourcing networks to drive growth, and we look forward to working with the Differential management team and Tengram to help support the Company's growth as it capitalizes on promising market opportunities. We are proud of what we have accomplished since joining Li & Fung in 2009, judiciously expanding the GBG platform and driving profitability, and thank them for their long-standing support and partnership.” Mr. Sweedler added, “Mr. Rabin has a proven track record of successfully growing numerous world class brands since inception. We are confident this Transaction will create tremendous value for our stockholders, as well as provide enhanced opportunities in North America for our brands and business partners.”

The purchase price for the Transaction will be paid in cash. Fully committed debt financing for the Transaction is being provided by Ares Capital Management LLC, HPS Investment Partners, LLC and GSO Capital Partners LP. Relatedly, certain members of GBG’s existing management team, co-investors and lenders will be making an equity investment in the common stock of DFBG (the “Equity Issuance”). Upon the closing of the Transaction, Tengram Capital Partners, LP will convert all of its Series A and Series A-1 Convertible Preferred Stock into common stock of DFBG.

The closing of the Transaction is subject to satisfaction or waiver of customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, the approval of the GBG’s stockholders under applicable Hong Kong listing guidelines and the approval of DFBG’s stockholders in connection with the Equity Issuance pursuant to NASDAQ listing requirements and regulatory approvals. As part of the Transaction, certain stockholders of the Company, namely Tengram Capital Partners, LP and its affiliates, have agreed to vote in favor of such Equity Issuance, and certain stockholders of GBG, namely, Fung Holdings (1937) Limited, have agreed to vote in favor of the Transaction.

Dechert LLP acted as lead counsel to DFBG and Richards, Layton and Finger acted as Delaware counsel to DFBG. Freshfields Bruckhaus Deringer LLP acted as lead counsel to GBG and Reed Smith LLP also advised GBG on the Transaction. Goldman Sachs (Asia) L.L.C. acted as financial advisor to GBG on the Transaction.

About Differential Brands Group:

Differential Brands Group Inc. (NASDAQ:DFBG) is a platform that focuses on branded operating companies in the premium apparel, footwear and accessories sectors. Our focus is on organically growing our brands through a global, omni-channel distribution strategy while continuing to seek opportunities to acquire accretive, complementary, premium brands.

Our current brands are Hudson®, a designer and marketer of women's and men's premium, branded denim and apparel, Robert Graham®, a sophisticated, eclectic apparel and accessories brand seeking to inspire a global movement, and SWIMS®, a Scandinavian lifestyle brand best known for its range of fashion-forward, water-friendly footwear, apparel and accessories. For more information, please visit Differential's website at: www.differentialbrandsgroup.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this news release involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. All statements in this news release that are not purely historical facts are forward-looking statements, including statements containing the words “may,” “will,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “believe,” “plan,” “project,” “will be,” “will continue,” “will likely result” or similar expressions. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to: the parties’ ability to close the transaction, including the receipt and terms and conditions of any required governmental approval of or required financing for the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the transaction; the diversion of management's time and attention from the Company’s ongoing business during this time period; the impact of the transaction on the Company’s stock price; the anticipated benefits of the transaction on its financial results, business performance and product offerings, the Company’s ability to successfully integrate GBG’s business and realize cost savings and any other synergies; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the Company expects; the risk of intense competition in the denim and premium lifestyle apparel industries; the risk that the Company’s substantial indebtedness could adversely affect the Company’s financial performance and impact the Company’s ability to service its indebtedness; the risks associated with the Company’s foreign sourcing of its products and the implementation of foreign production for Hudson’s products, including in light of potential changes in international trade relations brought on by the current U.S. presidential administration; risks associated with the Company’s third-party distribution system; continued acceptance of our product, product demand, competition, capital adequacy, general economic conditions and the potential inability to raise additional capital if required; the risk that the Company will be unsuccessful in gauging fashion trends and changing customer preferences; the risk that changes in general economic conditions, consumer confidence, or consumer spending patterns, including consumer demand for denim and premium lifestyle apparel, will have a negative impact on the Company’s financial performance or strategies and the Company’s ability to generate cash flows from its operations to service its indebtedness; the highly competitive nature of the Company’s business in the United States and internationally and its dependence on consumer spending patterns, which are influenced by numerous other factors; the Company’s ability to respond to the business environment and fashion trends; continued acceptance of the Company’s brands in the marketplace; risks related to the Company’s reliance on a small number of large customers; risks related to the Company’s ability to implement successfully any growth or strategic plans; risks related to the Company’s ability to manage the Company’s inventory effectively; the risk of cyber-attacks and other system risks; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of the Company’s operations or new acquisitions; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of its operations or new acquisitions; risks related to the Company’s pledge of all its tangible and intangible assets as collateral under its financing agreements; risks related to the Company’s ability to generate positive cash flow from operations; risks related to a possible oversupply of denim in the marketplace; and other risks. The Company discusses certain of these factors more fully in its additional filings with the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent quarterly reports on Form 10-Q filed with the SEC, and this release should be read in conjunction with those reports, together with all of the Company’s other filings, including current reports on Form 8-K, through the date of this release. The Company urges you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this release.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Since the Company operates in a rapidly changing environment, new risk factors can arise and it is not possible for the Company’s management to predict all such risk factors, nor can the Company’s management assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The Company’s future results, performance or achievements could differ materially from those expressed or implied in these forward-looking statements. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Investor Relations:

Lori Nembirkow

Differential Brands Group

lori@differentialbrandsgroup.com